UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:	December 16, 2005
Date of earliest event reported:	December 16, 2005

Carpenter Technology Corporation

 (Exact Name of Registrant as specified in its charter)

Delaware               1-5828           23-0458500

    (State of Incorporation) (Commission File No.)   (IRS Employer I.D. No.)

P.O. Box 14662, Reading Pennsylvania, 19612

(Address of principal executive offices)

Registrant's telephone number, including area code (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In a press release dated December 16, 2005, Carpenter Technology Corporation announced that Terrence E. Geremski, its Senior Vice President, Finance and Chief Financial Officer, intends to retire effective August, 2006.  Mr. Geremski will continue in his current position until his successor is designated, which is expected to occur before June 30, 2006.

Item 9.01  Financial Statements and Exhibits.

     (a) and (b)  None.

     (c) Exhibit:

     Exhibit 99.1  Press Release dated December 16, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 16, 2005

CARPENTER TECHNOLOGY CORPORATION

(Registrant)

By:

David A. Christiansen

Vice President, General

Counsel and Secretary

EXHIBIT INDEX

Exhibit 99.1  - Press Release dated December 16, 2005